      As filed with Securities and Exchange Commission on January 19, 2005

                                               Registration Nos. 333-73676
                                                                  811-3713

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6
      Registration Statement Under The Securities Act Of 1933       [ ]
             Pre-Effective Amendment No.                            [ ]

             Post-Effective Amendment No. 8                         [X]
                                    and
      Registration Statement Under the Investment Company Act of 1940
             Amendment No. 22                                       [X]
                           (Check appropriate box or boxes)

                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)


      [ ] immediately upon filing pursuant to paragraph (b)

      [ ] on May 1, 2005 pursuant to paragraph (b)

      [X] 60 days after filing pursuant to paragraph (a)(1)

      [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable
          Life Insurance Policies.

                           ZENITH FLEXIBLE LIFE 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

     You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.

Davis Venture Value Portfolio
FI International Stock Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
Met/Putnam Voyager Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS Investors Trust Portfolio
MFS Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Russell 2000(R) Index Portfolio
Salomon Brothers Strategic Bond Opportunities Portfolio
Salomon Brothers U.S. Government Portfolio
Scudder Global Equity Portfolio
State Street Research Aggressive Growth Portfolio
State Street Research Aurora Portfolio
State Street Research Bond Income Portfolio
State Street Research Diversified Portfolio
State Street Research Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio
State Street Research Money Market Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Zenith Equity Portfolio

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio
Janus Aggressive Growth Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
MFS Research International Portfolio
Neuberger Berman Real Estate Portfolio
PIMCO PEA Innovation Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

VIP Equity-Income Portfolio
VIP High Income Portfolio
VIP Overseas Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You receive State Street Research Money Market Sub-Account performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     You may also allocate net premiums to our Fixed Account in most states. Special limits apply to Fixed Account transfers, premium allocations and withdrawals.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2005

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-8
     Annual Eligible Fund Operating Expenses................   A-11
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....   A-16
     The Company............................................   A-16
     The Variable Account...................................   A-16
     The Eligible Funds.....................................   A-16
     Share Classes of the Eligible Funds....................   A-19
     Voting Rights..........................................   A-19
     Rights Reserved by NELICO..............................   A-20
THE POLICIES................................................   A-20
     Purchasing a Policy....................................   A-20
     Replacing Existing Insurance...........................   A-21
     Policy Owner and Beneficiary...........................   A-21
     24 Month Conversion Right..............................   A-21
     Other Exchange Rights..................................   A-22
     Change of Insured Person...............................   A-22
PREMIUMS....................................................   A-22
     Flexible Premiums......................................   A-22
     Amount Provided for Investment under the Policy........   A-23
     Right to Examine Policy................................   A-23
     Allocation of Net Premiums.............................   A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S
  DESIGNATED OFFICE.........................................   A-24
     Payment of Proceeds....................................   A-25
CASH VALUE..................................................   A-26
DEATH BENEFITS..............................................   A-26
     Death Proceeds Payable.................................   A-28
     Change in Death Benefit Option.........................   A-28
     Increase in Face Amount................................   A-29
     Reduction in Face Amount...............................   A-29
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-30
     Surrender..............................................   A-30
     Partial Withdrawal.....................................   A-30
TRANSFERS...................................................   A-31
     Transfer Option........................................   A-31
     Dollar Cost Averaging/Portfolio Rebalancing............   A-32

                                                              PAGE
                                                              -----
LOANS.......................................................   A-32
LAPSE AND REINSTATEMENT.....................................   A-34
     Lapse..................................................   A-34
     Reinstatement..........................................   A-35
ADDITIONAL BENEFITS BY RIDER................................   A-35
THE FIXED ACCOUNT...........................................   A-36
     General Description....................................   A-36
     Values and Benefits....................................   A-36
     Policy Transactions....................................   A-36
CHARGES.....................................................   A-37
     Deductions from Premiums...............................   A-38
     Surrender Charge.......................................   A-38
     Partial Withdrawal Charge..............................   A-39
     Transfer Charge........................................   A-39
     Monthly Deduction from Cash Value......................   A-40
     Loan Interest Spread...................................   A-42
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-42
TAX CONSIDERATIONS..........................................   A-42
     Introduction...........................................   A-42
     Tax Status of the Policy...............................   A-43
     Tax Treatment of Policy Benefits.......................   A-43
     NELICO's Income Taxes..................................   A-46
DISTRIBUTION OF THE POLICIES................................   A-46
LEGAL PROCEEDINGS...........................................   A-47
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-47
EXPERTS.....................................................   A-47
FINANCIAL STATEMENTS........................................   A-48
GLOSSARY....................................................   A-48
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-49
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  CASH SURRENDER VALUES.....................................   A-50

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY
----------------------

DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     -- a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-seven investment Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per Policy year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer your Policy's cash value among the Sub-Accounts or between the Sub-Accounts and the Fixed Account. We may limit the number of transfers among the Sub-Accounts and the Fixed Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one Sub-Account to one or more other Sub-Accounts and/or the Fixed Account on a periodic basis.

     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term and Convertible Supplemental Coverage Term Riders, which provide an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY
-------------------

INVESTMENT RISK. If you invest your Policy's cash value in one or more Sub-Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Sub-Accounts is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Sub-Accounts and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Sub-Accounts or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and withdrawals from the Fixed Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS
---------------------------

A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium    the Target Premium
                        in the first 10 Policy   (less in other Policy    (less in other Policy
                        years (and, with         years -- see             years -- see footnote)(2)
                        respect to a face        footnote)(2)
                        amount increase, in the
                        first 10 Policy years
                        after the increase)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value among                                       excess of 12 per Policy
                        Sub-Accounts and to and                           year
                        from the Fixed Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Charge  anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------

(1) For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.

(2) The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk(2)
                                                 risk(2)
  Charge in the first   Monthly                  $.11 per $1,000 of net   $.14 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Policy Charge          Monthly                  $25 in Policy year 1     $25 in Policy year 1
                                                 $6 in Policy years 2+    $6 in Policy years 2+
---------------------------------------------------------------------------------------------------
 Asset Charge (annual   Monthly                  .60% in Policy years     .70% in Policy years 1-10
 rate imposed on cash                            1-10                     .35% in Policy years
 value in the Variable                           .25% in Policy years     11-20
 Account)                                        11-20                    .25% in Policy years 21+
                                                 .15% in Policy years
                                                 21+
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and           Monthly during the       $.03 to $.38 per $1,000  $.03 to $.38 per $1,000
  Maximum Charge        first 10 Policy years    of base Policy face      of base Policy and
                        (and, with respect to a  amount                   Supplemental Coverage
                        face amount increase,                             Term Rider face amount
                        during the first 10
                        Policy years after the
                        increase)
  Charge for a male     Monthly during the       $.14 per $1,000 of base  $.14 per $1,000 of base
  insured, age 35, in   first 10 Policy years    Policy face amount       Policy and Supplemental
  the preferred         (and, with respect to a                           Coverage Term Rider face
  nonsmoker             face amount increase,                             amount
  underwriting class    during the first 10
                        Policy years after the
                        increase)
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread(3)              termination, if
                        earlier)
---------------------------------------------------------------------------------------------------

(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) We charge interest on Policy loans at an effective rate of 3.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

 Charges for Optional Features (Riders):

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first
  Policy year for a     Monthly                  $.15 per $1,000 of net   $.21 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  40, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $200,000
---------------------------------------------------------------------------------------------------

(1) The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Convertible
 Supplemental Coverage
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge in the first   Monthly                  $.15 per $1,000 of       $.19 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, age
  40, in the standard
  nonsmoker
  underwriting class
  with a rider face
  amount of $200,000
---------------------------------------------------------------------------------------------------
 Temporary Term Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.07 per $1,000 of       $.07 per $1,000 of rider
  insured, age 35, in                            rider face amount        face amount
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $300,000
---------------------------------------------------------------------------------------------------
 Secondary Guarantee    Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
 Rider                                           amount at risk           amount at risk
---------------------------------------------------------------------------------------------------
 Children's Life        Monthly                  $.50 per $1,000 of       $.50 per $1,000 of rider
 Insurance Rider                                 rider face amount        face amount
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider
  Minimum and Maximum   Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
  Charge                                         $100 of Specified        of Specified Premium
                                                 Premium
  Charge in the first   Monthly                  $2.80 per $100 of        $2.80 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, age
  30, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Life
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                         of Option amount         of Option amount
  Charge for a male     Monthly                  $.05 per $1,000 of       $.05 per $1,000 of Option
  insured, age 20, in                            Option amount            amount
  the standard
  nonsmoker
  underwriting class
  with a face amount
  of $100,000
---------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider
  Minimum and Maximum   Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                         of initial daily         initial daily benefit
                                                 benefit amount           amount
  Charge for a male     Monthly                  $.48 per $10 of initial  $.48 per $10 of initial
  insured, age 40, in                            daily benefit amount     daily benefit amount
  the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.08 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first   Monthly                  $.11 per $1,000 of net   $.14 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $300,000
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2004, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................       %         %
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................       %         %


------------

* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2006, as described in more detail below.

     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2004, before and after any applicable contractual fee waivers and expense reimbursements.


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                    GROSS        FEE WAIVERS      NET TOTAL
                                                 MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                                    FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                                 ----------   --------   -----   ------------   --------------   -----------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
Davis Venture Value Portfolio..................
FI International Stock Portfolio...............
FI Mid Cap Opportunities Portfolio.............
FI Value Leaders Portfolio.....................
Franklin Templeton Small Cap Growth
  Portfolio....................................
Harris Oakmark Focused Value Portfolio.........
Harris Oakmark Large Cap Value Portfolio.......
Lehman Brothers Aggregate Bond Index
  Portfolio....................................
Loomis Sayles Small Cap Portfolio..............
Met/Putnam Voyager Portfolio...................
MetLife Mid Cap Stock Index Portfolio..........
MetLife Stock Index Portfolio..................
MFS Investors Trust Portfolio..................
MFS Total Return Portfolio.....................
Morgan Stanley EAFE Index Portfolio............
Neuberger Berman Partners Mid Cap Value
  Portfolio....................................
Russell 2000 Index Portfolio...................
Salomon Brothers Strategic Bond Opportunities
  Portfolio....................................
Salomon Brothers U.S. Government Portfolio.....
Scudder Global Equity Portfolio................
State Street Research Aggressive Growth
  Portfolio....................................
State Street Research Aurora Portfolio.........
State Street Research Bond Income Portfolio....
State Street Research Diversified Portfolio....
State Street Research Investment Trust
  Portfolio....................................
State Street Research Large Cap Growth
  Portfolio....................................
State Street Research Large Cap Value
  Portfolio....................................
State Street Research Money Market Portfolio...
T. Rowe Price Large Cap Growth Portfolio.......
T. Rowe Price Small Cap Growth Portfolio.......
Zenith Equity Portfolio........................
MET INVESTORS SERIES TRUST (CLASS A SHARES)
Harris Oakmark International Portfolio.........
Janus Aggressive Growth Portfolio..............
Lord Abbett Bond Debenture Portfolio...........
Met/AIM Mid Cap Core Equity Portfolio..........
Met/AIM Small Cap Growth Portfolio.............
MFS Research International Portfolio...........
Neuberger Berman Real Estate Portfolio.........
PIMCO PEA Innovation Portfolio.................

                                                                                    GROSS        FEE WAIVERS      NET TOTAL
                                                 MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                                    FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                                 ----------   --------   -----   ------------   --------------   -----------
PIMCO Total Return Portfolio...................
T. Rowe Price Mid-Cap Growth Portfolio.........
FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL
CLASS SHARES)
VIP Equity-Income Portfolio....................
VIP High Income Portfolio......................
VIP Overseas Portfolio.........................
AMERICAN FUNDS INSURANCE SERIES (CLASS 2
  SHARES)
American Funds Global Small Capitalization
  Fund.........................................
American Funds Growth Fund.....................
American Funds Growth-Income Fund..............


---------------

(1) Net Total Annual Expenses do not reflect expense reductions that certain Eligible Funds achieved as a result of directed brokerage arrangements.

(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2005, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.

(3) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio does not have a management fee, but has its own operating expenses, and also bears indirectly the management fees and other expenses of the Underlying Portfolios. Investing in a fund of funds involves some duplication of expenses, and may be more expensive than investing in a Portfolio that is not a fund of funds. MetLife Advisers maintains the equal division of assets among the Underlying Portfolios by rebalancing the Zenith Equity Portfolio's assets each fiscal quarter, however, expenses will fluctuate slightly during the course of each quarter. The Management Fee shown represents the Portfolio's combined pro rata share of the management fees of each of the Underlying Portfolios. The Other Expenses shown reflect the operating expenses of both the Portfolio and the Underlying Portfolios.

(4) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, 1.09% for the MFS Research International Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio.

(5) Other Expenses reflect the repayment by the Portfolios of fees previously waived by Met Investors Advisory, under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio and .02% for the PIMCO Total Return Portfolio.

(6) Expenses for the Neuberger Berman Real Estate Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolio's May 1, 2004 start date.

     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with New England Life Insurance Company.

     An investment adviser or sub-adviser of an Eligible Fund or its affiliates may compensate NELICO and/or certain affiliates for administrative or other services relating to the Eligible Funds. The amount of this compensation is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages vary and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Policies.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

Premium Payments

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

Charges from Premium Payments

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

Cash Values

- Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (generally after an initial period in the State Street Research Money Market Sub-Account)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account). Currently we do not limit the number of Sub-Account transfers you can make in a Policy year.

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each Sub-Account transfer (including a transfer between a Sub-Account and the Fixed Account) in excess of 12 per Policy year.

-  We limit the amount of transfers from (and in some cases to) the Fixed
   Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

Loans

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the Fixed Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

Retirement Benefits

-  Fixed settlement options are available for policy proceeds

Death Benefit

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

Daily Deductions from Assets of the Variable Account

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

Beginning of Month Charges

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Variable Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

Surrender Charge

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

Living Benefits

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY


     New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.


THE VARIABLE ACCOUNT

     The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.

THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                             ADVISER: METLIFE
ADVISERS, LLC(1)

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(2)

FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio (formerly,    Research Company(3)
Putnam International
Stock Portfolio)

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company(5)
Portfolio (formerly,
Janus Mid Cap
Portfolio)(4)

FI Value Leaders        Fidelity Management &    Long-term growth of capital.
Portfolio (formerly,    Research Company
FI Structured Equity
Portfolio)

Franklin Templeton      Franklin Advisers,       Long-term capital growth.
Small Cap Growth        Inc.
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

Loomis Sayles Small     Loomis, Sayles &         Long-term capital growth from investments in
Cap Portfolio           Company, L.P.            common stocks or other equity securities.

Met/Putnam Voyager      Putnam Investment        Capital appreciation.
Portfolio               Management, LLC

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

MFS Investors Trust     Massachusetts            Long-term growth of capital with a secondary
Portfolio               Financial Services       objective to seek reasonable current income.
                        Company

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman        Neuberger Berman         Capital growth.
Partners Mid Cap Value  Management Inc.
Portfolio

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

Salomon Brothers        Salomon Brothers Asset   To maximize total return consistent with
Strategic Bond          Management Inc.(6)       preservation of capital.
Opportunities
Portfolio

Salomon Brothers U.S.   Salomon Brothers Asset   To maximize total return consistent with
Government Portfolio    Management Inc.          preservation of capital and maintenance of
                                                 liquidity.

Scudder Global Equity   Deutsche Investment      Long-term growth of capital.
Portfolio               Management Americas
                        Inc.

State Street Research   State Street Research    Maximum capital appreciation.
Aggressive Growth       & Management Company
Portfolio

State Street Research   State Street Research    High total return, consisting principally of
Aurora Portfolio        & Management Company     capital appreciation.

State Street Research   State Street Research    A competitive total return primarily from
Bond Income Portfolio   & Management Company     investing in fixed-income securities.

State Street Research   State Street Research    High total return while attempting to limit
Diversified Portfolio   & Management Company     investment risk and preserve capital.

State Street Research   State Street Research    Long-term growth of capital and income.
Investment Trust        & Management Company
Portfolio

State Street Research   State Street Research    Long-term growth of capital.
Large Cap Growth        & Management
Portfolio (formerly,    Company(7)
Alger Equity Growth
Portfolio)

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
State Street Research   State Street Research    Long-term growth of capital.
Large Cap Value         & Management Company
Portfolio

State Street Research   State Street Research    A high level of current income consistent
Money Market            & Management Company     with preservation of capital.
Portfolio(8)

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.

Zenith Equity           N/A                      Long-term capital appreciation.
Portfolio(9)

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio
Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

Met/AIM Mid Cap Core    AIM Capital              Long-term growth of capital.
Equity Portfolio        Management, Inc.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS Research            Massachusetts            Capital appreciation.
International           Financial Services
Portfolio               Company

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

PIMCO PEA Innovation    PEA Capital LLC          Capital appreciation; no consideration is
Portfolio (formerly,    (formerly, PIMCO         given to income.
PIMCO Innovation        Equity Advisors LLC)
Portfolio)

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS     ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                                  COMPANY

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
VIP Equity-Income       FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                        consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield on
                                                 the securities comprising the Standard &
                                                 Poor's 500(SM) Index (S&P 500(R)).

VIP High Income         FMR Co., Inc.            A high level of current income, while also
Portfolio                                        considering growth of capital.

VIP Overseas Portfolio  FMR Co., Inc.            Long-term growth of capital.

                                                                  ADVISER: CAPITAL RESEARCH AND
AMERICAN FUNDS INSURANCE SERIES                                   MANAGEMENT COMPANY
ELIGIBLE FUND                              SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                              -----------                   --------------------
American Funds Global Small                    N/A                Capital appreciation through
Capitalization Fund                                               stocks.

American Funds Growth Fund                     N/A                Capital appreciation through
                                                                  stocks.

American Funds Growth-Income Fund              N/A                Capital appreciation and income.

---------------

(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.

(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

(3) Prior to December 16, 2003, Putnam Investment Management, LLC was the sub-adviser to this Portfolio.

(4) On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an investment option up to that date merged with and into the Janus Mid Cap Portfolio, which was then renamed the FI Mid Cap Opportunities Portfolio.

(5) Prior to May 1, 2004, Janus Capital Management LLC was the sub-adviser to this Portfolio.

(6) The Portfolio also receives certain investment sub-advisory services from Citigroup Asset Management Limited, a London-based affiliate of Salomon Brothers Asset Management Inc.

(7) Prior to May 1, 2004, Fred Alger Management, Inc. was the sub-adviser to this Portfolio.

(8) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Portfolio may become extremely low and possibly negative.

(9) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Sub-Accounts; (2) to combine Sub-Accounts;
(3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging, portfolio rebalancing or premium payments made through our pre-authorized checking arrangement) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the State Street Research Money Market Sub-Account.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Designated Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the Fixed Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the Fixed Account and transfers of cash value to the Variable Account will no longer be permitted.

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND, NEW YORK AND CONNECTICUT. Under Policies issued in Maryland, New York and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

OTHER EXCHANGE RIGHTS

     FOR POLICIES ISSUED IN NEW YORK. Under policies issued in New York, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the cash surrender value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued in certain business situations, we offer the additional option of exchanging the face amount of the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval and on the insured's risk classification.) Contact your registered representative for more information about this feature.

CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you and we reserve the right to charge a fee not to exceed $25 for processing the change. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us at our Designated Office.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or CDC Nvest Cash Management Trust account under our pre-authorized checking arrangement.

     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. (See "Tax Considerations".) In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     Under our current processing, unless you instruct us otherwise in writing, we treat a payment that is greater than the amount billed, first, as a payment of loan interest due, and second, as a premium payment. If a payment is less than the amount billed, we treat the entire payment as a premium payment. If the payment is equal to the amount billed, we apply the payment to premium and loan interest as set forth in the bill. We do not treat a payment as repayment of a Policy loan unless you instruct us to.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits".)

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received by a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. In New Jersey, the Policy Date and the investment start date will generally be the date on which your premium payment is received by a NELICO agency or at our Designated Office, whichever is earlier.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the State Street Research Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.


ALLOCATION OF NET PREMIUMS

     We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, however, we hold your initial net premium in the State Street Research Money Market Sub-Account until fifteen days after we apply the initial premium to the Policy, and then we make the allocation among the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the Fixed Account) over the life of the Policy. We may limit your initial selection to 25 accounts. You may allocate any whole percentage to a Sub-Account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")


     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the State Street Research Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.


     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

     When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                       New England Financial
                                       P.O. Box 371499
                                       Pittsburgh, PA 15250-7499

Payment Inquiries and                  New England Financial/MetLife
Correspondence                         P.O. Box 30440
                                       Tampa, FL 33630-3440

Beneficiary and Ownership              New England Financial/MetLife
Changes                                P.O. Box 541
                                       Warwick, RI 02887-0541

Surrenders, Loans,                     New England Financial/MetLife
Withdrawals and                        P.O. Box 543
Sub-Account Transfers                  Warwick, RI 02887-0543

Cancellations (Free Look               New England Financial/MetLife
Period)                                Johnstown Compliance Resource Center
                                       Free Look Unit
                                       500 Schoolhouse Road
                                       Johnstown, PA 15904

Death Claims                           New England Financial/MetLife
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

Sub-Account Transfers                  (800) 200-2214

All Other Telephone                    (800) 388-4000
Transactions and Inquiries


     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Designated Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC,
(ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our general account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Sub-Accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Sub-Accounts and the Fixed Account.

     The Policy's total cash value in the Variable Account equals the number of accumulation units credited in each Sub-Account multiplied by that Sub-Account's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Sub-Account into accumulation units of the Sub-Account. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Sub-Account. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Sub-Account's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Sub-Account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Sub-Account reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Variable Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     TERM RIDER "IN" OR "OUT". If you add a Supplemental Coverage Term Rider to your Policy at issue, we will add the face amount of the rider to the face amount of the base Policy when we calculate the Policy death benefit under your chosen death benefit option ("Inside Term"). If you add a Convertible Supplemental Coverage Term Rider to your Policy at issue, we will not include the rider face amount in the calculation of the Policy death benefit but will simply add the face amount of the rider to the Policy proceeds ("Outside Term"). You may not select both Supplemental Coverage Term and Convertible Supplemental Coverage Term or change from one to the other.

     If you choose Supplemental Coverage Term, the Policy may have greater potential for the cash value to grow relative to the death benefit. If you choose Convertible Supplemental Coverage Term, the Policy may have greater potential for higher Policy proceeds relative to the cash value. Also, you may be able to convert Convertible Supplemental Coverage Term (but not Supplemental Coverage Term) to permanent insurance. If you choose Convertible Supplemental Coverage Term, any death benefit increases required by the Code will be triggered earlier than would be the case with Supplemental Coverage Term. These increases lead to higher Monthly Deductions.

     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries. This rider is not available in New York.

     The Convertible Supplemental Coverage Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the rider, the cost of insurance for the rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Convertible Supplemental Coverage Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. This rider also terminates at age 100 (at age 80 in New
York).

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue, or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for Policies issued in New York or for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Designated Office. An increase in face amount may have tax consequences.

     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or the Designated Office for information on face reduction procedures.

     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Variable Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Sub-Accounts of the Variable Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the Fixed Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between accounts. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit account transfers to twelve per Policy year. Currently we do not limit the number of account transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


     Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).



     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Scudder Global Equity Portfolio, State Street Research Aurora Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests under that Policy to be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Sub-Accounts and may be more restrictive with regard to certain policies or Sub-Accounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.



     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation nor the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds.



     In addition, Policy Owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Eligible Funds.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.


DOLLAR COST AVERAGING/PORTFOLIO REBALANCING

     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Sub-Accounts and the Fixed Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Sub-Accounts of the Variable Account and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Sub-Accounts and the Fixed Account to the appropriate Loan Sub-Account within the Loan Account (which is part of NELICO's general account). The Loan Account has a Loan Sub-Account that corresponds to each Sub-Account of the Variable Account and the Fixed Account.

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Sub-Accounts of the Variable Account and to the Fixed Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Sub-Accounts and the Fixed Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Sub-Accounts of the Variable Account and to the Fixed Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     The No Lapse Premium and the Secondary Guarantee premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.

     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100. This rider is not available in New York.

     CONVERTIBLE SUPPLEMENTAL COVERAGE TERM RIDER, which provides term insurance that can be converted to permanent coverage. This rider terminates at age 100 (80 in New York).

     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     CHILDREN'S LIFE INSURANCE RIDER, which provides term insurance on the life of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, including amounts payable under the Convertible Supplemental Coverage Term Rider, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     EXCHANGE TO TERM INSURANCE ENDORSEMENT, which allows the Policy to be reissued as term insurance if it is surrendered within the first three Policy years.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. The following special rules apply to the Fixed Account.

     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the Fixed Account or transferred from the Fixed Account to the Variable Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire Fixed Account cash value. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy).

     Transfers and premium allocations to, and withdrawals from, the Fixed Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.

     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Sub-Accounts and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the Fixed Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     The maximum sales charge is 5.6% in North Carolina.

     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     The maximum premium tax charge is 1.9% in North Carolina.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year
                              ----------------------------
following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                                                MAXIMUM
                                   HYPOTHETICAL                SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------        ---------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                           THE MAXIMUM SURRENDER
                                                FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                    REDUCED DURING            TARGET PREMIUM
                                                ----------------------    -----------------------
Entire Policy Year                                         1                          45%
Last Month of Policy Years                                 2                          40%
                                                           3                          35%
                                                           4                          30%
                                                           5                          25%
                                                           6                          20%
                                                           7                          15%
                                                           8                          10%
                                                           9                           5%
                                                          10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)

     The surrender charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement".)

     -- If the five year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Sub-Account of the Variable Account or to the Fixed Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Sub-Accounts and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Sub-Accounts of the Variable Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under Federal tax law. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing

Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

     Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. The American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.

     Distributor's sales representatives may select one of two schedules for payment of commissions and/or service fees for sales of the Policies: (1) a maximum of 50% of the Commissionable Target Premium paid in the first Policy year, a maximum of 4% of the Commissionable Target Premium paid in Policy years two through ten, and a maximum of 3% thereafter, with a maximum commission of 3% of each payment above the Commissionable Target Premium paid in any year; or (2) a maximum of 50% of the Commissionable Target Premium paid in the first Policy year, a maximum of 3% of the Commissionable Target Premium paid, plus 0.05% of the Policy's cash value in Policy years two through ten, a maximum of 2% of the Commissionable Target Premium paid, plus 0.14% of the Policy's cash value in Policy years eleven through thirty, and a maximum of 2% of the Commissionable Target Premium paid, plus 0.06% of the Policy's cash value thereafter, with a maximum commission of 2% of each payment above the Commissionable Target Premium paid in any year. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) Sales representatives may be eligible for additional compensation, including bonuses, training allowances, insurance benefits, stock options and other benefits. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us.

     Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative and to the business unit responsible for the operation of our career agency system. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's years of service and level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Managing Partners may be eligible for additional compensation that is not based on the level of sales of the Policies, including bonuses, deferred compensation, stock options, agent training allowances, financing arrangements and advertising expenses. Managing Partners may pay a portion of certain payments to sales representatives.

     Distributor pays its sales representatives all of the commissions received for their sales of the Policies. Because sales representatives of Distributor and their Managing Partners are also agents of the Company, they are eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their Managing Partners may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     NELICO, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, NELICO believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Variable Account or New England Securities.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                                    EXPERTS

     The financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.

                              FINANCIAL STATEMENTS

     You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                    GLOSSARY

     ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     LOAN ACCOUNT. The account to which cash value from the Variable and/or Fixed Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment). Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges".) Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, an administration and issue expense charge, an asset charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 10 Policy years. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .80% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.80%, 5.16% and 9.12%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,691 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $300,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                  DEATH BENEFIT                  CASH SURRENDER VALUE                  CASH VALUE
              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY   --------------------------------   ------------------------------   ------------------------------
 YEAR       0%         6%         10%         0%        6%         10%         0%        6%         10%
------      --         --         ---         --        --         ---         --        --         ---
1...     $300,000   $300,000   $  300,000   $    26   $   133   $      205   $ 1,236   $ 1,344   $    1,416
2...      300,000    300,000      300,000     1,589     1,889        2,096     2,665     2,965        3,172
3...      300,000    300,000      300,000     3,109     3,694        4,111     4,050     4,636        5,053
4...      300,000    300,000      300,000     4,583     5,549        6,260     5,390     6,356        7,067
5...      300,000    300,000      300,000     6,198     7,646        8,747     6,871     8,318        9,419
6...      300,000    300,000      300,000     7,974    10,019       11,623     8,512    10,557       12,161
7...      300,000    300,000      300,000     9,713    12,478       14,717    10,116    12,882       15,121
8...      300,000    300,000      300,000    11,417    15,032       18,050    11,686    15,301       18,319
9...      300,000    300,000      300,000    13,084    17,679       21,639    13,219    17,814       21,774
10..      300,000    300,000      300,000    14,708    20,419       25,499    14,708    20,419       25,499
15..      300,000    300,000      300,000    24,490    38,649       53,349    24,490    38,649       53,349
20..      300,000    300,000      300,000    32,969    61,008       95,200    32,969    61,008       95,200
25..      300,000    300,000      300,000    40,148    88,963      159,511    40,148    88,963      159,511
30..      300,000    300,000      310,284    44,920   123,265      258,570    44,920   123,265      258,570
35..      300,000    300,000      472,075    45,874   165,371      410,500    45,874   165,371      410,500
40..      300,000    300,000      674,645    41,423   218,496      642,519    41,423   218,496      642,519
45..      300,000    302,816    1,047,905    27,222   288,397      998,005    27,222   288,397      998,005
50..                 398,475    1,613,442             379,500    1,536,612             379,500    1,536,612
55..                 517,087    2,462,923             492,464    2,345,641             492,464    2,345,641
60..                 642,188    3,613,574             635,829    3,577,796             635,829    3,577,796
65..                 821,331    5,479,361             821,331    5,479,361             821,331    5,479,361

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,691 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $300,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                  DEATH BENEFIT                  CASH SURRENDER VALUE                  CASH VALUE
              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY   --------------------------------   ------------------------------   ------------------------------
 YEAR       0%         6%         10%         0%        6%         10%         0%        6%         10%
------      --         --         ---         --        --         ---         --        --         ---
1...     $300,000   $300,000   $  300,000   $     0   $    28   $       98   $ 1,135   $ 1,239   $    1,309
2...      300,000    300,000      300,000     1,381     1,668        1,866     2,458     2,745        2,943
3...      300,000    300,000      300,000     2,789     3,344        3,741     3,731     4,286        4,683
4...      300,000    300,000      300,000     4,145     5,056        5,727     4,952     5,863        6,535
5...      300,000    300,000      300,000     5,444     6,798        7,831     6,117     7,471        8,503
6...      300,000    300,000      300,000     6,686     8,572       10,058     7,224     9,110       10,596
7...      300,000    300,000      300,000     7,861    10,368       12,411     8,265    10,772       12,814
8...      300,000    300,000      300,000     8,972    12,189       14,902     9,241    12,458       15,171
9...      300,000    300,000      300,000    10,010    14,028       17,535    10,145    14,163       17,669
10..      300,000    300,000      300,000    10,978    15,887       20,323    10,978    15,887       20,323
15..      300,000    300,000      300,000    16,481    27,788       39,892    16,481    27,788       39,892
20..      300,000    300,000      300,000    18,996    40,114       67,169    18,996    40,114       67,169
25..      300,000    300,000      300,000    16,510    51,224      105,601    16,510    51,224      105,601
30..      300,000    300,000      300,000     5,365    57,582      160,851     5,365    57,582      160,851
35..                 300,000      300,000              51,574      245,484              51,574      245,484
40..                 300,000      400,683              15,995      381,602              15,995      381,602
45..                              617,364                          587,965                          587,965
50..                              932,785                          888,366                          888,366
55..                            1,379,285                        1,313,605                        1,313,605
60..                            1,969,958                        1,950,453                        1,950,453
65..                            2,911,423                        2,911,423                        2,911,423

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-200-2214 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

     For Sub-Account transfers and premium reallocations, call 1-800-200-2214.

     For current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 1-800-388-4000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-3713

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Flexible Life 2002 Prospectus dated May 1, 2005. This Variable Life Insurance Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                           ZENITH FLEXIBLE LIFE 2002

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2005



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2005 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.


VL-203-04

                                      SAI-1

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Variable Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Portfolio Rebalancing.....................................    SAI-4
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
LOANS.......................................................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
PERFORMANCE DATA............................................    SAI-8
INVESTMENT ADVICE...........................................    SAI-8
LEGAL MATTERS...............................................    SAI-9
REGISTRATION STATEMENT......................................    SAI-9
EXPERTS.....................................................   SAI-10
FINANCIAL STATEMENTS........................................      F-1

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY


     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                                        AGGREGATE           AGGREGATE AMOUNT OF
                                                        AMOUNT OF          COMMISSIONS RETAINED
                                                       COMMISSIONS         BY DISTRIBUTOR AFTER
FISCAL YEAR                                        PAID TO DISTRIBUTOR   PAYMENTS TO SELLING FIRMS
-----------                                        -------------------   -------------------------
2004.............................................      $                            $0
2003.............................................      $47,656,932                  $0
2002.............................................      $82,764,079                  $0


     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

                                      SAI-3

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

PORTFOLIO REBALANCING

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.

                                      SAI-4

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.

     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.

     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.

     You need our consent to use an option if the installment payments would be less than $50.

                                      SAI-5

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may allow you to purchase the Policy in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of cash surrender value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                     LOANS

     You may borrow all or part of the Policy's loan value. The Policy's loan value equals:

     (i) the Policy's cash value; minus

     (ii) the Policy's Surrender Charge; minus

     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus

     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus

     (v) loan interest to the next Policy anniversary; minus

     (vi) any outstanding Policy loans.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

                                      SAI-6

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The Illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                      SAI-7

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund sine 1994, with the following exceptions: in the case of Back Bay Advisors Money Market Series (currently, the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the State Street Research Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser of the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser, Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced

                                      SAI-8

Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-advisor to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

     The sub-adviser to the State Street Research Large Cap Growth Portfolio (formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser of the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates, L.P. became the sub-adviser effective January 1, 2003.

                                 LEGAL MATTERS

     Legal matters in connection with the Policies have been passed on by Marie
C. Swift, Associate General Counsel of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                      SAI-9

                                    EXPERTS

     The consolidated financial statements of NELICO and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.

     Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.

                                      SAI-10

PART C.     OTHER INFORMATION

ITEM 26.      EXHIBITS

            (a) January 31, 1983 Resolution of the Board of Directors of NEVLICO 4

            (b)            None

            (c)   (i)      Distribution Agreement between NEVLICO and NELESCO 5

                  (ii)     Form of Contract between NELICO and its General
                           Agents 4

                  (iii)    Form of Contract between NELICO and its Agents 5

                  (iv)      Commission Schedule for Policies 14

                  (v) Form of Contract among NES, NELICO and other broker dealers 3


                  (vi)     Forms of Selling Agreement 19


            (d)   (i)      Specimen of Policy 14

                  (ii)     Riders to the Policy 14

            (e)   (i)      Specimen of Application for Policy 6

                  (ii)     Specimen of Application for Riders 13


                  (iii)    Updated Application for Policies 19

                  (iv) Updated Application for Polices (to be filed by amendment)


            (f)   (i)      Amended and restated Articles of Organization of
                           NELICO 2


                  (ii) Amendments to Amended and restated Articles of Organization 7

                  (iii)    Amended and restated By-Laws of NELICO 11


            (g)            Reinsurance Contracts 16

            (h)   (i)      Participation Agreement among Variable Insurance
                           Products Fund, Fidelity Distributors Corporation and
                           New England Variable Life Insurance Company 5

                  (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

                  (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

                  (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company 9


                  (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company 10

                  (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 10

                  (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company 13

                  (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 12

            (i)            None

            (j)            None

            (k)            Opinion and Consent of Marie C. Swift, Esquire 19

            (l)            Actuarial Consent (to be filed by amendment)

            (m)            Calculation (to be filed by amendment)

            (n)   (i)      Consent of Sutherland Asbill & Brennan LLP (to be
                           filed by amendment)

                  (ii) Consent of Independent Auditors (to be filed by amendment)

                  (iii) Consent of Marie C. Swift, Esquire (to be filed by amendment)

            (o)            None

            (p)            None

            (q)   (i)      Consolidated memorandum describing certain
                           procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 5

                  (ii)     Second Addendum to Consolidated Memorandum 8

            (r)   (i)      Powers of Attorney 15

                  (ii)     Power of Attorney for Eileen McDonnell 17

                  (iii)    Power of Attorney for Joseph J. Prochaska, Jr. 18

                  (iv) Powers of Attorney for Lisa M. Weber, Michael K. Farrell and Hugh C. McHaffie


1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

7 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

8 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed November 9, 2000.

10 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

11 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

12 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

13 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

14 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed April 29, 2002.

15 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.

16 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 28, 2003.

17 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed September 5, 2003.

18 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 14, 2004.


19 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement. File No. 333-73676, filed April 29, 2004.


ITEM 27.      DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business Address               Positions and Offices with Depositor
-----------------------------------               ------------------------------------
Lisa M. Weber **                             Chairman, President and Chief Executive Officer

Michael K. Farrell ****                      Director

Eileen McDonnell ***                         Director

Hugh C. McHaffie *                           Director and Senior Vice President

Catherine A. Rein **                         Director

Stanley J. Talbi **                          Director

William J. Wheeler **                        Director

James D. Gaughan **                          Secretary and Clerk

Alan C. Leland, Jr.*                         Senior Vice President

Joseph J. Prochaska, Jr. **                  Senior Vice President and Chief Accounting Officer

Anthony J. Williamson  **                    Senior Vice President and Treasurer
                                             (Principal Financial Officer)

* The principal business address is 501 Boylston Street, Boston, MA 02116.

** The principal business address is One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101.

*** The principal office address is Harborside Financial Center, 600 Plaza II, Jersey City, NJ 07311

**** The principal office address is 10 Park Avenue, Morristown, NJ 07962

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2004

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2004. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28. SSRM Holdings, Inc. (DE)- Employees of State Street Research & Management Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Property Management, Inc. (DE)

                  (5) Metric Realty (IL) - 50% is owned by SSR Realty Advisors, Inc. and 50% is owned by Metric Property Management, Inc.

      29.   Bond Trust Account A (MA)

      30.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      31.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      32.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii)RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (ix)  RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii)RGA Argentina S.A. (Argentina)

                              (xiv) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xv)  RGA Technology Partners, Inc. (MO)

                              (xvi) RGA International Reinsurance Company
                                    (Ireland)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29.      INDEMNIFICATION

      The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

      Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.      PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter for:

      New England Variable Annuity Fund I

      New England Variable Annuity Separate Account

      New England Life Retirement Investment Account

      The New England Variable Account

      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                      Positions and Offices with Principal
      Name                                        Underwriter
Michael K. Farrell ***           Director
Craig W. Markham *               Director and President
William J. Toppeta ****          Director
Vacant                           Vice President, General Counsel, Secretary and Clerk
Leonard M. Bakal ****            Vice President, Chief Compliance Officer
Paul D. Hipworth**               Assistant Vice President, Chief Financial Officer and
                                 Treasurer

Principal Business Address:

* MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128

** MetLife - 485 E US Highway South, Iselin, NY 08830

*** MetLife- 10 Park Avenue, Morristown, NJ 07962

**** MetLife- One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101

                                                          (3)
                                                     Compensation
         (c)                                          on Events
         (1)                       (2)             Occasion-ing the
       Name of              Net Underwriting         Deduction of a              (4)                     (5)
      Principal               Discounts and         Deferred Sales            Brokerage                 Other
     Underwriter               Commissions               Load                Commissions            Compensation
New England Securities
Corporation                         $                      --                     --                     --

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31.      LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue
            New York, New York 10166

      (c)   New England Securities Corporation
            501 Boylston Street
            Boston, Massachusetts 02116

ITEM 32.      MANAGEMENT SERVICES

      Not applicable

ITEM 33.      FEE REPRESENTATION

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 14th day of January, 2005.


                                    New England Variable Life Separate Account
                                              (Registrant)

                                    By: New England Life Insurance Company
                                                   (Depositor)

                                        By:      /s/ Marie C. Swift
                                            --------------------------------
                                                 Marie C. Swift, Esq.
                                                 Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 14th day of January, 2005.


                                        New England Life Insurance Company

                                        By:        /s/ Marie C. Swift
                                            --------------------------------
                                                 Marie C. Swift, Esq.
                                                 Vice President and Counsel


      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on January 14, 2005.

                  *                         Chairman, President and Chief
------------------------------------        Executive Officer
Lisa M. Weber

                  *                         Director
------------------------------------
Michael K. Farrell

                  *                         Director
------------------------------------
Eileen McDonnell

                  *                         Director and Senior Vice President
------------------------------------
Hugh C. McHaffie

                  *                         Senior Vice President and Chief
------------------------------------        Accounting Officer
Joseph J. Prochaska, Jr.

                  *                         Director
------------------------------------
Catherine A. Rein

                  *                         Director
------------------------------------
Stanley J. Talbi

                  *                         Director
------------------------------------
William J. Wheeler

                  *                         Senior Vice President and Treasurer
------------------------------------        (Principal Financial Officer)
Anthony J. Williamson

                                        By:      /s/ John E. Connolly, Jr.
                                            ------------------------------------
                                                 John E. Connolly, Jr., Esq.
                                                      Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 14, 2004 and with Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on September 5, 2003 and with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on December 13, 2002.

                                    Exhibits

      (r)(iv) Powers of Attorney for Lisa M. Weber, Michael K. Farrell and Hugh
              C. McHaffie